Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of Formally Smart Form System Ltd [Member]
$ in Thousands
Dec. 31, 2022 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilites excluding cash acquired	$ (521)
Other long-term assets	82
Acquired technology	2,468
Customer relations	6,727
Deferred tax liabilities	(2,008)
Other long-term liabilities	(548)
Non-controlling interests	(1,963)
Goodwill	9,836
Total assets acquired net of acquired cash	$ 14,073